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                          Strategic Stock Fund of
                           Travelers Series Trust


                      Supplement dated March 24, 1999
                                    to
                        Prospectus dated May 1, 1998



The following information supplements and amends the information included for the Strategic Stock Fund (the "Portfolio") in "Fund Description - Investment Policies" in the prospectus:

        As stated in the prospectus, the Portfolio's investment objective is above-average total return through capital appreciation and dividend income. Key investments for the Portfolio include the highest dividend-yielding stocks from the Dow Jones Industrial Average ("DJIA") and a sub-set of stocks of the S&P Industrial Index ("S&P").

        The subadviser, Travelers Investment Company ("TIMCO"), uses the following process to select the 25 stock that the Portfolio will hold. First, TIMCO ranks the 30 DJIA stocks by dividend yield. Then it selects the 10 highest dividend-yielding stocks. TIMCO then selects another 15 stocks from those that make up the S&P as follows. TIMCO removes any S&P stocks that are also in the DJIA and includes only those stocks that are ranked A or A+ by Standard & Poors. TIMCO ranks the remaining stocks by market capitalization from highest to lowest and eliminates the lowest 25%. It then ranks the remaining stocks according to dividend yield and selects the highest 15. Accordingly, 10 stocks from the DJIA and 15 stocks selected from the S&P comprise the investment portfolio.

        Periodically, TIMCO employs the same selection procedures to identify a revised list of 25 portfolio securities. It then reviews and rebalances the investment portfolio at least annually, although reviews and adjustments may be made more frequently.